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                                                                   EXHIBIT 10.34

           FORM OF NON-QUALIFIED STOCK OPTION FOR AUSTRALIAN EMPLOYEES


Dear         :

Pursuant to the terms and conditions of the Moldflow Corporation 1997 Equity Incentive Plan (the "Plan"), you have been granted a Non-Qualified Stock Option to purchase _____ shares (the "Option") of Common Stock as outlined below.

             Granted To:

             Grant Date:

        Options Granted:

 Option Price per Share: $           Total Cost to Exercise: $

        Expiration Date:

       Vesting Schedule:

Notwithstanding the foregoing, this Option may not be exercised until the earlier to occur of the following: (i) [5 years from the date of grant] (at which time this Option may be exercised in full) and (ii) the time that the Company has completed an initial public offering of its Common Stock or immediately prior to the time that there has occurred a sale of all or substantially all of the outstanding stock or assets of the Company for a consideration consisting of cash, publicly traded securities or a combination of cash or publicly traded securities (at which time this Option may be exercised with respect to the number of shares set forth in the above schedule); provided that, this Option may not be exercised if the Optionholder has elected up-front taxation with respect to the exercise of this Option under applicable Australian law.
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By my signature below, I hereby acknowledge receipt of this Option granted on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further acknowledge receipt of the copy of the Plan and agree to conform to all of the terms and conditions of the Option and the Plan.

Moldflow Corporation                      Employee


-------------------------                 --------------------------
Suzanne E. Rogers
Vice President

      Note: if there are any discrepancies In the name or address shown above, please make the appropriate corrections on this form.
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                 MOLDFLOW CORPORATION 1997 EQUITY INCENTIVE PLAN

                  Australian Stock Option Terms And Conditions

      1. Plan Incorporated by Reference. This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Secretary of the Company.

      2. Option Price. The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

      3. Exercisability Schedule. This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.

      4. Method of Exercise. To exercise this Option, the Optionholder shall deliver written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of the delivery, as the Committee may approve. Promptly following such notice, the Company will deliver to the Optionholder a certificate representing the number of shares with respect to which the Option is being exercised.

      5. Rights as a Stockholder or Employee. The Optionholder shall not have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above. The Optionholder shall not have any rights to continued employment by the Company or its Affiliates by virtue of the grant of this Option.

      6. Recapitalization, Mergers, Etc. As provided in the Plan, in the event of corporate transactions affecting the Company's outstanding Common Stock, the Committee shall equitably adjust the number and kind of shares subject to this Option and the exercise price hereunder or make provision for a cash payment. If such transaction involves a consolidation or merger of the Company with another entity, the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee may upon written notice to the Optionholder provide that this Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee may in its discretion accelerate or waive any deferred exercise period.

      7. Transferability. This Option is not transferable by the Optionholder otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionholder's lifetime, only by the Optionholder. The naming of a Designated Beneficiary does not constitute a transfer. Notwithstanding the foregoing, the Option may not transferred by the will or the laws of descent and distribution prior to the time that the Company has completed an initial public offering of its Common Stock or there has occurred a sale of all or substantially all of the outstanding stock or assets of the Company for a consideration consisting of cash, publicly traded securities or a combination of cash or publicly traded securities.

      8. No Exercise of Option After Termination of Employment. If the Optionholder's status as an employee or consultant of (a) the Company, (b) an Affiliate, or (c) any corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option of the Company, is terminated for any reason, including by disability, this Option shall immediately terminate as of the time of such termination.

      9. Compliance with Securities Laws. It shall be a condition to the Optionholder's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

      10. Payment of Taxes. The Optionholder shall pay to the Company, or make provision satisfactory to the Company for payment of any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionholder. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionholder.